UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (THE “COMPANY”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN DISCUSSED HEREIN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) AAMAC’S ABILITY TO COMPLETE ITS INITIAL BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED BUSINESS AND MANAGEMENT TEAMS; (3) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH AAMAC’S BUSINESS OR IN APPROVING THE ACQUISITION OR ANOTHER BUSINESS COMBINATION; (4) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, THE COMPANY’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE ACQUISITION; (5) LISTING OR DELISTING OF AAMAC’S SECURITIES FROM NYSE AMEX OR THE ABILITY TO HAVE THE COMPANY’S SECURITIES LISTED ON THE NYSE AMEX FOLLOWING THE ACQUISITION; (6) THE POTENTIAL LIQUIDITY AND TRADING OF AAMAC’S AND THE COMPANY’S PUBLIC SECURITIES; (7) THE COMPANY’S REVENUES AND OPERATING PERFORMANCE; (8) CHANGES IN OVERALL ECONOMIC CONDITIONS; (9) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF THE COMPANY FOLLOWING THE ACQUISITION; (10) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); (11) CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; (12) OUTCOMES OF GOVERNMENT REVIEWS; (13) INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; (14) CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; (15) REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH GREAT AMERICAN IS, AND THE COMPANY WILL BE, ENGAGED; (16) MANAGEMENT OF RAPID GROWTH; (17) INTENSITY OF COMPETITION AND (18) OTHER RISKS REFERENCED FROM TIME TO TIME IN AAMAC AND THE COMPANY’S FILINGS WITH THE SEC AND THOSE FACTORS LISTED IN THE COMPANY’S REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS THEREIN UNDER “RISK FACTORS”. NONE OF AAMAC, GREAT AMERICAN OR THE COMPANY ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

ON JUNE 23, 2009 AAMAC FILED THE FIRST AMENDMENT TO ITS PROXY STATEMENT AND THE COMPANY FILED THE FIRST AMENDMENT TO ITS REGISTRATION STATEMENT, IN EACH CASE THAT CONTAINED A PROXY STATEMENT/PROSPECTUS DATED JUNE 22, 2009, WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND WARRANTHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAMAC’S FINAL PROSPECTUS, DATED AUGUST 1, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAMAC’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF THE RECORD DATE FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS,

WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AAMAC IN WRITING AT 590 MADISON AVENUE 35TH FLOOR, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (212) 409-3424. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

AAMAC, GREAT AMERICAN, THE COMPANY AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF AAMAC’S STOCKHOLDERS AND AAMAC’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF AAMAC’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO AAMAC, GREAT AMERICAN, THE COMPANY AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO AAMAC’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF AAMAC’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT AAMAC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND OTHER MATERIALS TO BE FILED BY AAMAC AND THE COMPANY WITH THE SEC.

THE INFORMATION ON GREAT AMERICAN’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS EITHER AAMAC OR THE COMPANY MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01.	Other Information.

On June 29, 2009, Alternative Asset Management Acquisition Corp. (“AAMAC”) announced that its special meeting of warrantholders will be held on July 28, 2009 at 10:00 a.m. eastern time and will be immediately followed by the special meeting of stockholders at 10:30 a.m. eastern time (collectively, the “Special Meeting”), each at the offices of Ellenoff Grossman & Schole LLP, AAMAC’s counsel, at 150 East 42nd Street, 11th Floor, New York, NY 10017.

Warrantholders of record as of July 8, 2009 will be invited to attend the special meeting of warrantholders to vote on the following proposals: (i) to amend the terms of the warrant agreement governing the AAMAC warrants exercisable for shares of AAMAC common stock in order to permit the redemption of all of the outstanding AAMAC warrants, including those held by AAMAC’s sponsors, at a price of $0.50 per warrant in connection with the Acquisition (as defined below) and (ii) to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

Stockholders of record as of July 8, 2009 will be invited to attend the special meeting of stockholders and to vote on the following proposals: (i) to approve an amendment to AAMAC’s amended and restated certificate of incorporation to modify the definition of “business combination,” (ii) to adopt the Agreement and Plan of Reorganization, dated as of May 14, 2009, as amended, by and among AAMAC, Great American Group, Inc. (the “Company”), a wholly-owned subsidiary of AAMAC, AAMAC Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of the Company, Great American Group, LLC (“Great American”), the members of Great American (the “Members”) and the Member Representative, and to approve the transactions contemplated thereby pursuant to which: (a) AAMAC will merge with and into Merger Sub and will survive the merger and (b) the Members will simultaneously contribute their membership interests in Great American to AAMAC (the “Acquisition”), (iii) to approve certain material provisions of the Company’s certificate of incorporation that are not included in AAMAC’s amended and restated certificate of incorporation, (iv) to approve the 2009 Stock Incentive Plan which will be assumed by the Company in connection with the Acquisition and (v) to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

A copy of AAMAC’s press release announcing the record date and the date of the special meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of AAMAC, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release dated June 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
Name: Paul D. Lapping Title: Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release dated June 29, 2009